UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                        --------------------------------
                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

       Date of Report (Date of earliest event reported): November 27, 2007

                      ATLANTIC COAST FINANCIAL CORPORATION
                      ------------------------------------
             (Exact name of Registrant as specified in its charter)

         Maryland                 333-144149           Applied For
         ---------                ----------           -----------
(State or Other Jurisdiction     (Commission         (I.R.S. Employer
     of Incorporation)           File Number)       Identification No.)

                   505 Haines Avenue, Waycross, Georgia 31501
                   ------------------------------------------
                    (Address of principal executive offices)

                                 (800) 342-2824
                                 --------------
               Registrant's telephone number, including area code

                                 Not Applicable
                                 --------------
          (Former Name or former address, if changed since last report)



Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))



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ITEM 8.01.  OTHER EVENTS.

      On November 27, 2007, Atlantic Coast Financial Corporation (the "Company") announced that the community portion of its second-step offering has been extended to December 28, 2007. The Company is a recently formed Maryland corporation, the proposed holding company for Atlantic Coast Bank and successor company for Atlantic Coast Federal Corporation, a federal corporation. Subscriptions received to date are not sufficient to reach the minimum of the offering range. Current orders received will be maintained by the Company, with interest accruing on subscribers' funds. The Company is currently reviewing market conditions to determine when it may commence a syndicated offering to sell shares to the general public not subscribed for in the subscription and community offerings.

      At special meetings held on November 27, 2007, the stockholders of Atlantic Coast Federal Corporation and the members of Atlantic Coast Federal, MHC approved the plan of conversion and reorganization. The completion of the conversion and offering remains subject to (1) final approval from the Office of Thrift Supervision to complete the conversion and offering, including approval of the final appraisal, and (2) the sale of at least 11,475,000 shares.

      A copy of the press release dated November 27, 2007, is filed as Exhibit
99.1 hereto.

ITEM 9.01. FINANCIAL STATEMENTS AND EXHIBITS.

      (d)   Exhibits.

            99.1  Press Release dated November 27, 2007


                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                     ATLANTIC COAST FINANCIAL CORPORATION


Date:  November 28, 2007    By:  /s/      Robert J. Larison, Jr.
                                 ------------------------------------------
                                          Robert J. Larison, Jr.
                                          President and Chief Executive Officer
                                          (Duly Authorized Representative)



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                                  EXHIBIT INDEX

Exhibit
Number            Description of Exhibit(s)
------            -------------------------
    99.1          Copy of press release issued on November 27, 2007.